FIRST AMENDMENT TO
                                LOAN AGREEMENT


    This FIRST AMENDMENT TO LOAN AGREEMENT dated as of February 25, 1998 (this "Amendment"), is by and between AMCON DISTRIBUTING COMPANY, a Delaware corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (together with its successors and assigns, "Bank").

                                  RECITALS

    WHEREAS, Borrower and Bank are parties to that certain Loan Agreement, dated as of November 10, 1997 (the "Loan Agreement"); and

    WHEREAS, Borrower and Bank are entering into additional financial transactions on the date hereof and, in connection therewith, desire to amend the Loan Agreement as set forth herein.

    NOW, THEREFORE, in consideration of the premises herein contained, the loans and other financial accommodations heretofore or hereafter made to Borrower by Bank, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto hereby agree as follows:

    1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

    2. Amendments to Loan Agreement. Subject to the terms and conditions contained herein,

    (a) Borrower and Bank hereby amend Section 3(a) of the Loan Agreement (i) by deleting clauses (viii) and (ix) thereof in their entirety and (ii) by inserting a new clause (viii) thereto which shall read in its entirety as follows:

        "(viii) Borrower shall comply in all respects with all of its agreements and covenants contained in that certain Loan and Security Agreement dated as of February 25, 1998 between Borrower and Bank, as the same may be amended or modified from time to time (the "New Loan Agreement")."

    (b) Borrower and Bank hereby amend and restate Section 4(c) of the Loan Agreement to read in its entirety as follows:

        "(c) If an Event of Default shall occur under any of the Loan Documents or under the New Loan Agreement, and the same is not cured within such cure, grace or other period, if any, provided in such applicable agreement; or"

    (c) Borrower and Bank hereby amend and restate Section 4(m) of the Loan Agreement to read in its entirety as follows:

        "(m) Guarantor shall cease to own and/or control with power to directly vote more than 23% of the issued and outstanding stock of Borrower; or"

    3. Conditions Precedent. The effectiveness of the amendment contained in Section 2 above are subject to, and contingent upon, the execution and delivery by each of the parties hereto of duly executed counterparts hereof.

    4. Representations and Warranties. Borrower hereby represents and warrants to Bank that:

    (a) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid, and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, receivership or similar law affecting creditors' rights generally and general principles of equity;

    (b) the representations and warranties of Borrower contained in the Loan Agreement and the Loan Documents are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date; and

    (c) after giving effect to this Amendment, no Event of Default or event or condition which, with the giving of notice the lapse of time or both, would constitute an Event of Default, exists and is continuing.

    5.   Miscellaneous.

    (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    (b) Borrower affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Loan Agreement.

    (c)Any reference to the Loan Agreement contained in the Loan Agreement, any Loan Document or any notice, request, certificate or other document shall be deemed to be a reference to the Loan Agreement as amended by this Amendment unless the context shall otherwise specify.

    (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

    (e) Except as expressly provided herein, the Loan Agreement and the Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

    (f) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any of the Loan Documents.


               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





    (g) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                  AMCON DISTRIBUTING COMPANY


                                  By: Kathleen M. Evans
                                     -------------------------
                                  Name: Kathleen M. Evans
                                  Title: President



                                  LASALLE NATIONAL BANK


                                  By: Mark A. Ryle
                                     -------------------------
                                  Name: Mark A. Ryle
                                  Its: First Vice President




        The undersigned hereby reaffirms its obligations under that certain Guaranty dated as of November 10, 1997 made by the undersigned in favor of LaSalle National Bank (the "Guaranty"), and agrees and confirms that the "Obligations" (as such term is used in the Guaranty) include all of Borrower's obligations under the Loan Agreement as amended hereby.



By: William F. Wright
   ---------------------
    WILLIAM F. WRIGHT, in his individual capacity